SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2)

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                           RNC Mutual Fund Group, Inc.

                  (Name of Registrant as Specified in Charter)

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 Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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       [ ] Check box if any part of the fee is offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1) Amount previously paid:

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         (2) Form, Schedule or Registration no.:
                                    Schedule 14A; 002-99009; 811-04354
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         (3) Filing Party: RNC Mutual Fund Group, Inc.
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         (4) Date Filed:   February 24, 1998
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


RNC MUTUAL FUND GROUP, INC.                     11601 Wilshire  Blvd.,  25th Flr
                                                   Los Angeles, California 90025
Notice of Special Meeting of Shareholders
March 27, 1998


RNC Money Market Fund
RNC Equity Fund


         A Special Meeting of Shareholders of each of the above referenced funds (each a "Fund" and together the "Funds" or "RNC Funds") will be held at the offices of RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard., 25th Floor, Los Angeles, California 90025 on March 27, 1998, at 8:00 A.M. (local time) for the following purposes:

1. For shareholders of each Fund: To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., the current adviser to the Funds, with RNC Management LLC.

2. For shareholders of RNC Money Market Fund only: To change a fundamental investment policy of RNC Money Market Fund to permit RNC Money Market Fund to invest in short-term money market securities with a maturity of up to 13 months.

3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

         Shareholders of record at the close of business on February 17, 1998, are entitled to notice of and to vote at the Meeting. Each Fund is a series of RNC Mutual Fund Group, Inc., a Maryland corporation organized on April 9, 1985.



/s/ Eric Banhazl
------------------------------------
Secretary


February 24, 1998

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                          RNC MUTUAL FUND GROUP, INC.
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                                 Proxy Statement
                      For a Special Meeting of Shareholders
                          To Be Held on March 27, 1998

                              RNC Money Market Fund
                                 RNC Equity Fund

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Introduction
--------------------------------------------------------------------------------

         This proxy statement is solicited by the Board of Directors (the "Board") of RNC Mutual Fund Group, Inc., ("RNC Fund Group") for voting at the special meeting of shareholders of each Fund named above to be held at 8:00 A.M. (local time) on March 27, 1998, at 11601 Wilshire Boulevard, 25th floor, Los Angeles, California, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about February 23, 1998.

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   Prop.  Funds Affected                Summary
--------------------------------------------------------------------------------
    1     RNC Money Market Fund         Approve new  investment  agreement  with
          RNC Equity Fund               new adviser
--------------------------------------------------------------------------------
    2     RNC Money Market Fund         Approve  fundamental change in policy of
                                        RNC   Money   Market   Fund  to   permit
                                        investments in securities with a maximum
                                        13-month duration
--------------------------------------------------------------------------------

         Each share of RNC Money Market Fund is entitled to one vote on each of Proposals 1 and 2 and on each other matter it is entitled to vote upon at the Meeting. Each share of RNC Equity Fund is entitled to one vote on each of Proposal 1 and on each other matter it is entitled to vote upon at the Meeting.

         Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1 and FOR Proposal 2 for Shareholders of RNC Money Market Fund and will be voted FOR Proposal 1 for Shareholders of RNC Equity Fund. Proposal 2, which affects only Shareholders of RNC Money Market Fund, does not require the approval of the Shareholders of RNC Equity Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to RNC Fund Group or in person at the time of the Meeting.

Shareholders of RNC Money Market Fund are being asked to vote upon two Proposals and shareholders of RNC Equity Fund are being asked to vote upon one Proposal

         Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the 1940 Act means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of RNC Money Market Fund. Shareholders of RNC Equity Fund do not vote on Proposal 2. On Proposal 1 each Fund will vote separately. On Proposal 2 only shareholders of RNC Money Market Fund will vote.

         The Meeting is scheduled as a joint meeting of the respective shareholders of both RNC Funds because the shareholders of both RNC Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each Fund's shareholders.


The Board of Directors of RNC Funds recommends that you vote in favor of all Proposals.

         The Board of RNC Funds has fixed the close of business on February 17, 1998, as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:


    -------------------------------- -------------------------------------------
           Fund                                         Total Fund Shares
    -------------------------------- -------------------------------------------
           RNC Money Market Fund                              40,303,130
    -------------------------------- -------------------------------------------
           RNC Equity Fund                                       298,356
    -------------------------------- -------------------------------------------


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Proposal 1        Approval of New Investment Advisory Agreements
                  (To be voted on separately by shareholders of each Fund)
--------------------------------------------------------------------------------

Background

         Currently, RNC Capital Management Co. (the "Adviser" or "RNC Management") serves as investment adviser to the each Fund pursuant to an existing investment advisory agreement (each, an "Existing Advisory Agreement" and collectively, the "Existing Advisory Agreements"). Under the Existing Advisory Agreements, the Adviser furnishes investment advice and investment management services with respect to each Fund's portfolio of securities and investments.

         RNC Management is a wholly owned subsidiary of RNC Capital Group, Inc. ("RNC Group"). Bank Austria America, Inc., (the "Bank") an indirect subsidiary of Bank Austria Aktiengesellschaft, a banking organization which is organized under the laws of and domiciled in the Republic of Austria, owns all of the outstanding shares of RNC Group. On January 9, 1998, the Bank entered into a merger agreement ("Merger Agreement") to allow RNC Group to be acquired by a new holding company (referred to herein as "New Group LLC" or the "Acquirer"). The new holding company will become the new parent company of both RNC Management and its affiliated broker, Midvale Securities Corp. ("Midvale"), and both RNC Management and Midvale will be reorganized as limited liability companies, respectively RNC Capital Management LLC (the "New Adviser" or "RNC Management LLC") and Midvale Securities LLC ("Midvale

LLC"). More detailed information on the transaction (referred to herein as the "Acquisition") is set forth at the end of the proxy statement. The Acquisition has a direct impact on RNC Funds because it will cause a change in the ultimate ownership of the Adviser. As explained below, such ownership changes require the Directors of RNC Fund Group and Shareholders of each Fund to approve a New Advisory Agreement with the New Adviser under its new ownership.

         The Acquisition is expected to close on or about March 31, 1998, or such later date as to which the parties may agree in writing (the "Closing"), and is subject to various conditions, including approval by the Shareholders of each Fund of the New Advisory Agreement between the New Adviser and each Fund. After the Closing, the New Adviser will continue to operate out of RNC Group's current offices in Los Angeles, California. Key members of the Adviser's management team, including John G. Marshall and A. Robert Blais will have roles with the New Adviser similar to those they had at RNC Management and they will continue to be responsible for managing the day-to-day affairs of the Funds.

         More information about the Acquisition appears at the end of this proxy statement.


The Legal Framework

         Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), each investment advisory agreement between a Fund and an adviser terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Shareholders. Therefore, in order for the New Adviser to provide investment advisory services to the Funds after the Closing, the Shareholders of each Fund must approve the New Advisory Agreement between each Fund and the New Adviser.

         The Directors believe that the proposed future operations of the Funds will provide benefits to shareholders and will comply with the 1940 Act requirement that shareholders not bear any "unfair burden" as a result of the Acquisition. Specifically, the Bank and the New Adviser have committed to comply with the requirements of Section 15(f) of the 1940 Act which provides, in pertinent part, that Bank may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, the Adviser which results in an assignment of an investment advisory contract if (i) for a period of three years after such event, at least 75% of the members of the board of directors of the investment company which it advises are independent--i.e., not "interested persons"(as defined in the 1940 Act)--of the new or old investment adviser; and (ii) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Acquisition. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has received assurances that no unfair burden will be imposed on the Funds as a result of the Acquisition.

         After the Closing, the Funds will continue to operate under the name RNC Mutual Fund Group or RNC Falcon Funds.


Comparison of the New Advisory Agreements and the Existing Advisory Agreements

         The shareholders of RNC Money Market Fund last approved the Existing Advisory Agreement for RNC Money Market Fund dated on or about November 26, 1990 on November 26, 1990. The initial shareholder[s] of RNC Equity Fund initially approved the Existing Advisory Agreement for RNC Equity Fund dated October 31, 1996 on October 31, 1996. The Board of Directors of RNC Funds, including a majority of the "disinterested" Directors, most recently approved continuation of the Existing Advisory Agreements on December 11, 1997. Under the Existing Advisory Agreements, the Adviser is entitled to receive investment advisory fees from RNC Money Market Fund at a rate of 0.41% of RNC Money Market Fund's average daily net assets and from RNC Equity Fund at a rate of 1.00% of RNC Equity Fund's average daily net assets. For the fiscal period ending September 30, 1997, RNC Equity Fund paid the Adviser $17,621 in advisory fees. For the fiscal period ended September 30, 1997, RNC Money Market Fund paid the Adviser $121,035 in advisory fees, after voluntary waivers of fees and reimbursement of expenses by the Adviser. Absent such waiver and/or reimbursement, the total operating expenses of RNC Money Market Fund is estimated to be 1.08%. Any reductions made by the Adviser in its fees and any payments or reimbursements of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by that Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. After the Closing and the merger of the Adviser into the New Adviser, the New Adviser will continue to waive and reduce fees so that, for a period of two years from the Closing, the total fund operating expenses for RNC Money Market Fund will not exceed its current level of 0.70% and the total fund operating expenses for RNC Equity Fund will not exceed its current level of 1.65%. During the fiscal year ended September 30, 1997, no brokerage commission was paid to any affiliated broker.

         The New Advisory Agreements will be substantially identical in all material respects to the Existing Advisory Agreements. The present total operating expenses for RNC Money Market Fund and RNC Equity Fund shall remain the same for a minimum two-year period. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit B for the complete New Advisory Agreement.

         As is the case in under the Existing Advisory Agreements, the New Advisory Agreements provide that the Adviser will provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of RNC Funds, the fundamental policies of the Funds, as reflected in its registration statement, and any policies and determinations of the Board of Directors.

         Section 15 of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Adviser to continue advising the Funds under the New Advisory Agreements, the shareholders of the Funds each must approve the New Advisory Agreement.

         If approved by shareholders, each New Advisory Agreement will continue in effect for two years from its effective date for each Fund, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of RNC Funds' Board of Directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Directors who are not parties to the New Advisory Agreement or interested persons of RNC Funds or of any such party. The New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by a Fund shall be directed or approved by a vote of the Directors of RNC Fund Group, or by a vote of holders of a majority of the shares of the RNC Funds.

         Both the Existing Advisory Agreements and the New Advisory Agreements provide that the Investment Manager would have no liability to the Funds or any shareholder of the Funds for any act or omission in connection with rendering services under the respective agreements, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard on the part of the Investment Manager of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreements, like the Existing Advisory Agreements, provide that the Funds shall indemnify the New Adviser and its employees, officers and directors from any liability arising from the New Adviser's conduct under the New Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Funds' governing documents and applicable law.


The Directors have unanimously recommended that shareholders approve and vote "FOR" the New Advisory Agreements

         The Board of Directors of RNC Fund Group has determined that the New Advisory Agreements are fair and in the best interests of each Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.


         The Directors' Considerations

         The transactions contemplated by the Acquisition were presented to the Board of Directors of RNC Fund Group for consideration at the February 19, 1998, Board of Directors meeting. The Board, which is comprised entirely of individuals who are not interested persons, voted to approve the transactions contemplated by the Acquisition. The Directors carefully evaluated the experience of the Adviser's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality of services the New Adviser is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to the New Adviser, and found particularly significant:

o That no change in the portfolio management of the Funds is expected to result from the Acquisition. Daniel J. Genter, Jr., and each of the portfolio advisers, John G. Marshall and A. Robert Blais will continue managing and advising the Funds. Mr. Genter will become President and Chief Executive Officer of the Funds;

o That the terms of the Existing Advisory Agreements will be unchanged under the New Advisory Agreements except for different effective and termination dates and other minor differences discussed elsewhere in this Proxy Statement;

o That the compensation payable to the New Adviser by each Fund under the New Advisory Agreements will be at the same rate as the compensation now payable by each Fund to the Adviser under the Existing Advisory Agreements and that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds;

         The Directors also have given careful consideration to other factors deemed to be relevant to the Funds, including, but not limited to:

o The favorable relative performance of the Funds since commencement of operations;

o The research-intensive nature and quality of the services expected to be rendered to the Funds by the New Adviser and the importance of such research and services to the fulfillment of the particular investment objective and policies of each Fund

o The favorable history, reputation, qualification and background of the Daniel J. Genter, Jr., as well as the qualifications of his employees;

o        The commitment of the New Adviser to pay or reimburse each Fund for the
         expenses   incurred  in  connection   with  the   Acquisition  so  that
         shareholders of the Funds would not bear those expenses;

o The benefits expected to be realized as a result of the New Adviser not being affiliated with a bank and so will not be subject to banking law restrictions contained in the Glass-Steagall Act that prohibit banks and their affiliates from engaging in certain securities-related activities, including the offering, sale or distribution of securities, restrict the composition of the Board of Directors, etc.; and

o        Other factors they deemed relevant.

         The Adviser has advised the Boards of Directors that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Acquisition. Accordingly, the Board of Directors believes that each Fund should receive investment advisory services under the New Advisory Agreements equal or superior to those it currently receives under the Existing Advisory Agreements, at the same fee levels.

         The  Board  received   information  from  the  Acquirer  regarding  its
management, history, qualifications and other relevant information, including portfolio transaction practices.

         In addition, the Board also deemed it beneficial to Fund shareholders for the Funds to be affiliated with the Acquirer for several reasons, including the freedom from the Glass-Steagall Act and other banking restrictions. Because the Adviser currently is an affiliate of the Bank, the Adviser is subject to restrictions of the Glass-Steagall Act which imposes certain limitations on bank affiliates. However, the New Adviser is not affiliated with the Bank or any bank and would, therefore, not fall under the purview of the Glass-Steagall Act. Furthermore, the Board also considered the fact that potential benefits from the Acquirer organization were being obtained with the expected retention of the current portfolio managers for the

Funds as employees of the New Adviser, thereby causing no significant changes in the portfolio management and operations of the Funds.

         The Adviser and the Acquirer have assured the Board that they intend to comply with Section 15(f) of the 1940 Act. As discussed above, Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met, including the condition that no "unfair burden" be imposed on the Funds for a two-year period. The Adviser is not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Funds as a result of the Acquisition. The Acquirer has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders and the independent Directors of RNC Funds for any losses from imposition of an unfair burden.

         Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all the disinterested Directors of RNC Funds, unanimously determined that the transactions contemplated by the Acquisition, including the New Advisory Agreements for the Funds, are advisable and in the best interests of each Fund and their shareholders, and recommended the approval of each Proposal by the shareholders at the Meeting.


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Proposal 2        To change a fundamental  restriction  of RNC Money Market Fund to permit RNC Money Market Fund to invest in short-term money market securities with a maturity of up to 13 months. (To be voted on only by shareholders of RNC Money Market Fund)
--------------------------------------------------------------------------------

         The RNC Money Market Fund primarily invests in short-term money market securities. Under current Rule 2a-7 of the 1940 Act, a money market mutual fund may purchase any security with a remaining maturity of no more than 397 calendar days (i.e., 13 months). A current fundamental investment policy of RNC Money Market Fund, however, defines short-term money market securities as securities having a maturity of up to one year. This policy restricts RNC Money Market Fund's investments to securities with a maximum remaining maturity of one year and because other similar funds may invest in securities with a 13-month maximum duration and puts RNC Money Market Fund at a competitive disadvantage with similar funds. The Adviser has recommended to the Board that such a fundamental policy should be relaxed to conform to the maximum maturity currently allowed by the Securities Exchange Commission. the Adviser believes extending the maximum duration of securities that RNC Money Market Fund may invest in will open up additional income opportunities and increase yields while maintaining the desired margin of safety.

         The Board of Directors of RNC Funds has reasonably determined that extending the duration of permissible securities is in the best interests of RNC Funds' shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits.

         Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board unanimously determined that the proposed change to the fundamental investment policy of RNC Money Market Fund is advisable and in the best interests of RNC Money Market Fund and its shareholders, and recommended the approval of the Proposal by the shareholders at the Meeting.


Other Information

         The Merger Agreement

         The Merger Agreement entered into on January 9, 1998, by and between the Bank, RNC Group, New Group LLC, RNC Management, RNC Management LLC, Midvale, Midvale LLC and Daniel J. Genter, Jr., provides that (i) RNC Group will be merged into the Acquirer, New Group LLC ,(ii) the Adviser will be merged into RNC Management LLC, and (iii) Midvale will be merged into Midvale LLC. Both RNC Management LLC and Midvale LLC are wholly owned by the Acquirer and the Acquirer is wholly owned by Mr. Genter.

         RNC Funds, the Current Adviser and Current RNC Group

         The Adviser currently is a wholly owned subsidiary of RNC Group, which is in the business of providing financial services to institutional and individual investors through its subsidiaries. RNC Group, in turn, is a wholly owned subsidiary of the Bank which is an indirect subsidiary of Bank Austria Aktiengesellschaft, a banking organization organized under the laws of and domiciled in the Republic of Austria. Anteilsverwaltung-Zentralsparkasse holds 49% of the voting securities of Bank, Post-und Telekombeteiligungsgesellschaft holds 19% of the voting securities of Bank and Westdeutsche Landesbank Girozentrale holds 9% of the voting securities of Bank. No other single entity owns more than 5% of the issued and outstanding stock of Bank.

         The address of RNC Fund Group, the Adviser and RNC Group, is 11601 Wilshire Boulevard, 25th floor, Los Angeles, California 90025. The names, addresses and principal occupations of the principal executive officers and shareholders of the Adviser, and the executive officers and Directors of RNC Fund Group, are set forth below. The address of each, as it relates to his duties of the Adviser or RNC Funds, is the same as that of the Adviser or RNC Fund Group unless otherwise noted.

--------------------------------------------------------------------------------
Name                  Position with      Other Substantial Business, Profession,
                      RNC Fund Group*    Vocation or Employment
--------------------------------------------------------------------------------
Eric M.  Banhazl      President,         Mr. Banhazl is Executive Vice President
                      Treasurer and      of  The Wadsworth Group and  Investment
                      Secretary          Company   Administration   Corporation,
                                         the  Funds'   administrator   and  Vice
                                         President  of First Fund  Distributors,
                                         Inc., the Funds' principal underwriter.
                                         Mr.  Banhazl is also the  President  of
                                         Advisors Series Trust and E.M.  Banhazl
                                         &  Associates,   Inc.,  a  mutual  fund
                                         consulting  firm and the  Treasurer  of
                                         Professionally    Managed   Portfolios,
                                         Guinness Flight Investment Funds, Inc.,
                                         Masters'  Select  Funds  Trust,   Kayne
                                         Anderson    Mutual    Funds,    Brandes
                                         Investment   Trust,   Purisima   Funds,
                                         Fleming  Funds,  Inc.,  Jurika & Voyles
                                         Fund Group, Nicholas  Applegate??,  PIC

--------------------------------------------------------------------------------
Name                  Position with      Other Substantial Business, Profession,
                      RNC Fund Group*    Vocation or Employment
--------------------------------------------------------------------------------
                                         Investment  Trust,   Ranier  Investment
                                         Management  Mutual Funds and Matterhorn
                                         Growth  Fund,  Inc.,  all of which  are
                                         investment companies  unaffiliated with
                                         the Group.
--------------------------------------------------------------------------------
Bruce B.  Stuart      Director           President  of  Nu-Ceramic   Technology,
                                         Inc.
--------------------------------------------------------------------------------
DeVere W. McGuffin    Director           Owner and principal  executive  officer
                                         of the Meadow  Grove  Group,  a finance
                                         and investment  firm;  Chief  Executive
                                         Officer of California Adventist Federal
                                         Credit Union; Mr. McGuffin also directs
                                         First      Interurban       Development
                                         Corporation,   a  non-profit  financial
                                         corporation  which he  founded in 1981.
                                         Mr. McGuffin is also currently licensed
                                         as a securities representative and as a
                                         commodities futures principal.
--------------------------------------------------------------------------------
Daniel J. Genter      N/A                President,  CEO  and  Director  of  the
                                         Adviser
--------------------------------------------------------------------------------
Thomas Pastore        N/A                Vice President/Assistant  Secretary and
                                         Director of the Adviser
--------------------------------------------------------------------------------
James O'Neill         N/A                Vice President/Assistant  Treasurer and
                                         Director of the Adviser
--------------------------------------------------------------------------------
Nicanor M. Mamaril    N/A                Senior Vice  President,  Treasurer  and
                                         Secretary of the Adviser
--------------------------------------------------------------------------------
Jan Kallik            N/A                Senior Vice  President  and Director of
                                         Equity Research of the Adviser
--------------------------------------------------------------------------------
A. Robert Blais       N/A                Senior Vice  President  and Director of
                                         Fixed Income of the Adviser
--------------------------------------------------------------------------------
Bruce A. Mandel       N/A                Senior Vice  President  and Director of
                                         Marketing of the Adviser
--------------------------------------------------------------------------------
John G. Marshall      N/A                Senior Vice  President  and Director of
                                         Equity of the Adviser
--------------------------------------------------------------------------------


         RNC Capital Management Co., (as defined above, "the Adviser") currently serves as each Fund's investment adviser pursuant to Existing Advisory Agreements. The Adviser manages each Fund's investments, provides various other services and supervises each Fund's daily business affairs, subject to supervision by the Fund's Board of Directors. John G. Marshall and A. Robert Blais, the Funds' portfolio advisers, have been responsible for the day-to-day management of the Funds since their inception. The Adviser's successor organization, the New Adviser, will serve as investment adviser to the Funds pursuant to the New Advisory Agreements and Mr. Marshall and Mr. Blais will continue to be responsible for the day-to-day management of the Funds. It is expected that all senior officers off the Adviser would execute employment agreement with the New Adviser and will work for the New Adviser in the same capacity that they worked for the Adviser after the Closing.

         The Acquirer

         The names, addresses and principal occupations of the principal executive officers of the Acquirer are as follows. The address of each, as it relates to his duties at the Adviser, is the same as that at the Adviser.

--------------------------------------------------------------------------------
Name and Address            Principal Occupation
--------------------------------------------------------------------------------
Daniel J. Genter            _________________ of New Group LLC, President, Chief
                            Executive   Officer  and  Director  of  RNC  Capital
                            Management  Co.;  Chairman  of  Midvale   Securities
                            Corporation,   _________________   of  RNC   Capital
                            Management   LLC,   _________________   of   Midvale
                            Securities LLC
--------------------------------------------------------------------------------

         General

         RNC Funds' principal underwriter is First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. The Administrator for RNC Funds is Investment Company Administration Corporation, 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

         Shareholder Meeting Costs and Voting Procedures

         The By-Laws of RNC Funds provide that the presence at a shareholder meeting in person or by proxy of a majority of the shares of RNC Funds (or series) entitled to vote at the Meeting constitutes a quorum. Thus, the meeting for RNC Funds (or series) will take place on its scheduled date if a majority of the shares of RNC Funds (or series) are represented. If a quorum of shareholders of RNC Funds (or series) is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for either Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

         In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "nominee non-votes"(i.e., shares held by nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting and will be voted in favor of any adjournment proposed. However, nominee non-votes will not constitute votes for or against any proposal, will not constitute an abstention, and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares. For purposes of qualifying shares as present, and for purposes of voting on Proposal 2 in which RNC Management has no interest, RNC Management may use its discretionary authority to present shares and to vote shares as to which no client instructions have been received.

         Shareholders of each Fund at the close of business on February 17, 1998, will be entitled to be present and vote at the Meeting. As of that date, the number of shares outstanding for each Fund and their respective total net assets are set forth in table format below:

-----------------------------------------------------------------------------------------------
Fund Name                  Shares Outstanding (in thousands)     Total Net Assets (in millions)
-----------------------------------------------------------------------------------------------
RNC Money Market Fund                 40,303                             40.303
-----------------------------------------------------------------------------------------------
RNC Equity Fund                       298                                  4.78
-----------------------------------------------------------------------------------------------

         To the knowledge of management, at the close of business on February 17, 1998, the officers and Directors of the Group owned, collectively, less than 1% of the shares of each Fund. To the knowledge of the Group's management at the close of business of February 17, 1998, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit A.

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by RNC Capital and the Acquirer, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of RNC Funds, officers and employees of RNC Capital and the Acquirer and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, RNC Capital and the Acquirer may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Adviser and the Acquirer.

         Annual Reports

         A copy of your Fund's annual report for the fiscal year ended September 30, 1997, is available without charge upon request by writing to RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 or by calling 1-800-385-7003.

Proposals of Shareholders

         Under Maryland law, RNC Funds is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since RNC Funds does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Funds. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Other Matters to Come Before the Meeting

         The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,


________________________________________
Eric M.  Banhazl
President, Treasurer and Secretary

EXHIBIT A
LIST OF FIVE PERCENT SHAREHOLDERS


         As of February 17, 1998, the following persons held of record 5% or more of the outstanding shares of the RNC Money Market Fund:


--------------------------------------------------------------------------------
Shareholder                             Percentage of RNC Money Market Fund held
--------------------------------------------------------------------------------
Repub & Co.
c/o Imperial Trust Co.
201 N. Figueroa Street, Suite 610                       62.75%
Los Angeles, California  90071;
--------------------------------------------------------------------------------
RNC Capital Management Co.
11601 Wilshire Boulevard, 25th Floor                    22.24%
Los Angeles, California  90025
--------------------------------------------------------------------------------
Repub & Co. ERISA Account
c/o Imperial Trust Co.                                   9.97%
201 N. Figueroa  Street, Suite 610
Los Angeles, California  90071
--------------------------------------------------------------------------------


         As of February 17, 1998, there were no shareholders who held 5% or more of the outstanding shares of RNC Equity Fund.

EXHIBIT B

FORM OF NEW INVESTMENT ADVISORY AGREEMENT


                           RNC MUTUAL FUND GROUP, INC.
                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT made as of the ___th day of ___________________, 1998, by and between RNC MUTUAL FUND GROUP, INC., a Maryland corporation (the "Group"), on behalf of each series of the Group listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund"and collectively as the "Funds") and RNC CAPITAL MANAGEMENT LLC, a California limited liability company (the "Adviser").


                               W I T N E S S E T H

         WHEREAS, the Group is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended, (the "1940 Act");

         WHEREAS, each Fund is a Series of the Group;

         WHEREAS, the Adviser is engaged principally in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

         WHEREAS, the Group desires to retain the Adviser to render investment supervisory services to the Group on behalf of the Funds in the manner and on the terms hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Group and the Adviser hereby agree as follows:

         1.       Duties of the Adviser.

                  The Group hereby engages the Adviser to act as the investment adviser to the Funds and to supervise the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board of Directors of the Group, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Group in any way or otherwise be deemed an agent of the Group.

                  (a) Investment Advisory Services. In acting as investment adviser to the Funds, the Adviser shall regularly provide the Funds with such investment research, advice and related services as the Adviser may from time to time consider necessary for the Funds; shall furnish, continuously, portfolio managers and an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Funds shall be held in the various securities in which it may invest, subject always to the restrictions of the Group's Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the 1940 Act, the Investment Advisers Act and the statements relating to the Funds' investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and/or statement of additional information of the Group under the 1940 Act and Securities Act of 1933, as amended (the "Prospectus"). Should the Board of Directors of the Group at any time, however, make any definite determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary to implement the investment policies determined as provided above.

                  (b) Brokerage. The Adviser shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Adviser. In placing the Funds' securities trades, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution, so that the Funds' total cost or proceeds in each transaction will be the most favorable taking into account all circumstances. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.

                  It is also understood that it is desirable for the Funds that the Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Group's Board of Directors from time to time with respect to the extent and continuation of this practice to determine whether the Funds benefit, directly or indirectly, from such practice. It is understood by both parties that the Adviser may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Adviser in connection with its services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each of the Funds and to such other clients.

                  The Adviser shall also provide the Funds, at the Adviser's expense, with office space and related services as necessary in furtherance of the provision of investment advisory services pursuant to this Agreement.

         2.       Allocation of Charges and Expenses.

                  (a) the Adviser. The Adviser assumes and shall pay for maintaining the staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement. If employees of the Adviser also serve as directors, officers or employees of the Group, the Adviser shall pay all of their compensation for actions in such capacity with the Group.

                  (b) The Group/Funds. The Group assumes and shall pay all expenses of the Group and the Funds not expressly assumed by the Adviser in paragraph (a) above, including, without limitation: expenses of redemption of shares; expenses of portfolio transactions; organization costs, including costs of incorporation; insurance costs; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, shareholder prospectuses and statements of additional information; charges of the custodian and transfer agent; expenses for management and administrative services; Securities and Exchange Commission fees; expenses of registering the shares of the Funds under federal and state securities laws; fees and expenses of directors (other than those related to interested persons); pricing costs
(including the daily calculation of net asset value); interest; certain taxes; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Group on behalf of the Funds.

         3.       Compensation of the Adviser.

                  (a) Investment Advisory Fee. As compensation for the services rendered to the Funds, the facilities furnished and the expenses assumed by the Adviser, each Fund shall pay to the Adviser at periodic intervals not to exceed one month as determined by the Board of Directors of the Group, a fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Group and the Manager. The net asset values referenced in the Fee Schedule will be determined and computed in accordance with the description of the method of determination of net asset value contained in the Group's current Prospectus. During any period when the determination of net asset value is suspended by the Board of Directors of the Group, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. The Adviser may reduce its fee from time to time consistent with its fiduciary obligations and/or reduce the Funds' expenses.

                  (b) Expense Limitations. In the event the operating expenses of a Fund, including the investment advisory fee applicable to that Fund payable to the Adviser pursuant to subparagraph (a) hereof, exceed for any fiscal year ending on a date on which this Agreement is in effect either (i) the expense limitations applicable to that Fund imposed by state securities laws or published regulations thereunder as such limitations may be raised or lowered from time to time, or (ii) any voluntary expense limitations agreed to by the Adviser and the Board of Directors of the Group, the Adviser shall reduce its investment advisory fee by the extent of such excess and, if required pursuant to any such laws, regulations or voluntary agreement, will reimburse that Fund in the amount of such excess; provided however, to the extent permitted by law, there shall be excluded from such expenses the amount of interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities, litigation costs and any indemnification related thereto) paid or payable by the Group on behalf of that Fund.

                  (c) Expense Reductions, Waivers and Recapture Thereof. The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to by the Adviser and such limit has been disclosed to shareholders of a Fund in a prospectus, the Adviser may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to subparagraph (b) shall be reimbursed by the appropriate Fund to the Adviser in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Adviser has agreed and the Board of Directors finds the reimbursement to be not inconsistent with the best interests of shareholders. The Adviser generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         4.       Limitation of Liability of the Adviser.

                  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Adviser. Nothing herein contained shall be construed to protect the Adviser against any liability to the Funds or its security holders to which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties on behalf of the Funds, reckless disregard of the Adviser's obligations and duties under this Agreement or the violation of any applicable law.

         5.       Activities of the Adviser.

                  The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

         6.       Duration and Termination of this Agreement.

                  This Agreement shall become effective for each fund on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Directors of the Group and (3) the approval of this Agreement by the shareholders of each Fund in a special meeting of shareholders of that Fund. This Agreement remain in force for an initial term of two (2) years from such date or such shorter term as shall be established by the Board of Directors of the Group. Thereafter, this Agreement may be continued from year to year for successive one-year terms, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Group, or by the vote of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act and (ii) a majority of those Directors, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated by the Group on behalf of one or more of the Funds at any time, without the payment of any penalty, by the Board of Directors of the Group or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, on sixty (60) days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

         7.       Definitions.

                  The terms "assignment,""affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares,"when used in this Agreement, shall mean the lesser of (i) 67% of the shares of a Fund represented at a meeting at which more than 50% of the outstanding shares of the that Fund are represented or (ii) more than 50% of a Fund's outstanding shares.

         8.       Governing Law.

                  The provisions of this Agreement shall be construed and interpreted in accordance with the applicable laws of the State of California and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.


                                                   RNC MUTUAL FUND GROUP, INC.


                                                   By___________________________
                                                   Eric M.  Banhazl, President



                                                   RNC CAPITAL MANAGEMENT LLC


                                                   By___________________________
                                                   Daniel J. Genter, Jr., ______


Appendix A        Fund Schedule

RNC Money Market Fund and RNC Equity Fund

Appendix B        Fee Schedule

1. RNC Money Market Fund            0.41% of net assets.

2.  RNC Equity Fund                 1.00% of net assets.

EXHIBIT C

FORM OF PROXY


[Shareholder Name]

[Title (if applicable)]

[Address]

[Address]

[Fund Name]

[Shares Held]


                           RNC MUTUAL FUND GROUP, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                                February 24, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           RNC MUTUAL FUND GROUP, INC.

The undersigned hereby appoints DeVere W. McGuffin II and Bruce B. Stuart, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Funds noted below (the "Fund"), a separate series of RNC Mutual Fund Group, Inc., to be held on March 27, 1998 at the offices of RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard, 25th floor, Los Angeles, California, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on February 17, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on February 17, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

Owners of shares of RNC MONEY MARKET FUND

            Please vote by filling in the boxes below.

            Proposal 1 To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., a California corporation and the current the Adviser to the Funds, with RNC Management LLC, a California limited liability company.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|

            Proposal 2 To change a fundamental investment policy of RNC Money Market Fund to permit RNC Money Market Fund to invest in short-term money market securities with a maturity of up to 13 months.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|

Owners of shares of RNC EQUITY FUND

            Please vote by filling in the boxes below.

            Proposal 1 To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., a California corporation and the current the Adviser to the Funds, with RNC Management LLC, a California limited liability company.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|


Dated:_________________________________________________________________, 1998
         [Shareholder Name]


Dated:_________________________________________________________________, 1998
         [Signature(s) (if held jointly)]


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy to vote shares of either Fund in RNC Mutual Fund Group. However, you must fill out only the sections that pertain to the Fund you own shares of. If you own shares of both Funds in RNC Mutual Fund Group, you may fill out both sections that pertain to the Funds you own shares of.